SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 14, 2003


                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                   000-19370                  41-1503914
 (State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)


                   150 Motor Parkway, Hauppauge, NY 11788-5145

               (Address of principal executive offices) (Zip Code)


                                 (631) 232-7000

              (Registrant's telephone number, including area code)


                                 Not Applicable

         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

      The following director and executive compensation information is being filed for the purpose of being incorporated by reference into the Company's Registration Statement on Form S-3, filed on February 4, 2003, in accordance with the requirements of Response 8B of Item J. of the SEC's Telephone Interpretations Manual:

Compensation of Directors

      In 2002 each non-employee director was paid an annual retainer of $12,000, $1,000 for each Board meeting attended in person or $350 for each Board meeting participated in by means of conference telephone. Each non-employee director also received an annual retainer of $1,500 for each Committee on which he served, and the chairman of the each Committee received an additional annual retainer fee of $3,000. Non-employee directors also received a fee of $500 for each Committee meeting attended, except for meetings held on the same date as a Board meeting. The members of the Nominating Committee received no fees or options for serving on that Committee.

      In December 2002, the Board approved a change in compensation for non-employee directors. Beginning in 2003, each non-employee director will be paid an annual retainer of $15,000, $1,500 for each Board and Audit Committee meeting and $1,250 for each non-Audit Committee meeting attended in person, $1,000 for each Board and Audit Committee meeting and $750 for each non-Audit Committee meeting participated in by means of conference telephone. The chairman of the Audit Committee will receive an additional annual retainer fee of $4,000 and the chairman of each non-Audit Committee will receive an additional annual retainer fee of $3,000.

      In 1993, the Company established a Director Share Purchase Program (the "Program") to encourage ownership of its Common Stock by its directors. Under the program, each non-employee director can elect to forego receipt of annual retainer and meeting fees in cash and, in lieu thereof, receive shares of Common Stock having a market value at the date of issuance equal to the cash payment.

      In 1995, the Company established a Non-Employee Director Stock Option Plan (the "Director Plan"). The purpose of the Plan is to promote the success of the Company by attracting and retaining non-employee directors by supplementing their cash compensation and providing a means for such directors to increase their holdings of Common Stock. The Company believes it is important that the interest of the directors be aligned with those of its shareholders and that the Director Plan strengthens that link. The Director Plan provides for an automatic initial grant of options to purchase 15,000 shares of Common Stock, at market value on date of grant, to a non-employee director upon his or her initial election as a member of the Board. The Director Plan also provides for the automatic grant of an option to purchase 15,000 shares of Common Stock, at market value on the date of grant, each time a non-employee director is re-elected as a member of the Board. Further, the Director Plan provided for the automatic one time grant of an option to purchase 45,000 shares of Common Stock, at market value on date of grant, upon a non-employee director's election as a member of the Board at the 2002 Annual Meeting of Shareholders. Upon their election to the Board in May 2002, the non-employee members of the Board of Directors were each granted options to purchase 45,000 shares of Common Stock at $13.16 per share. The Director Plan also provides that for all directors who are granted the one time option to purchase 45,000 shares are described above, there shall be no grants under the Director Plan in connection with the Company's 2003 and 2004 Annual Meetings of Shareholders.

      Prior his employment by the Company in March 2002 as Interim Chief Executive Officer, Mr. Feshbach was paid a monthly retainer as Executive Chairman of the Board of $20,000 per month. In March 2002, in consideration for extra services performed as directors, Mr. English and Mr. Maudlin were awarded options for 10,000 and 7,500 shares, respectively, with an exercise price of $9.69 per share and, subject to certain conditions, vesting as to one-third of the shares after one year and thereafter in equal installments at the end of the next eight successive three-month periods.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table summarizes the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by (i) each person who served as the Chief Executive Officer of the Company at any time during 2002,
(ii) the four executive officers of the Company (other than its chief executive officer) most highly compensated in salary and bonus for 2002 who were also serving as executive officers of the Company on December 31, 2002, and (iii) the most highly compensated person in salary and bonus for 2002 who served as an executive officer of the Company during 2002 but was not serving as an executive officer on December 31, 2002 (the "named executive officers").

                                    Annual Compensation       Long Term Compensation

                                                     Other Restricted Securities    All
Name and Principal                                  Annual   Stock    Underlying   Other
Position                  Year   Salary     Bonus    Comp.   Awards     Options    Comp.
(as of Dec. 31, 2002)             ($)      ($) (1)  ($) (2)  ($) (3)      (#)     ($) (4)
-----------------------------------------------------------------------------------------
Joseph Feshbach (5)       2002  313,385         -    -            0     350,000        0
Chief Executive Officer

Gary Blackford (6)        2002  114,423         0    -            0           0        0
Former Chief Executive    2001   83,462         0    -            0     430,000        0
Officer

John Prior                2002  270,000         -    -            0           0    1,662
President, Specialty      2001  210,915     3,240    -       86,800      20,000    3,400
Healthcare Services       2000  194,250   120,940    -            0     150,000    3,400

William Tella             2002  235,461    25,000    -            0     100,000      778
President, Specialty      2001  187,000     2,244    -       43,400           0    2,878
Pharmaceutical Services   2000  177,113    93,555    -            0     110,000    3,400

Nancy Lanis (7)           2002  200,000    51,200    -            0     100,000    2,086
Senior Vice President,    2001   96,154    15,000    -            0      50,000        0
General Counsel and
Secretary

Thomas Axmacher (8)       2002  168,539    25,000    -            0      25,000    1,279
Senior Vice President     2001  147,392     1,470    -            0      10,000    3,400
and Chief Financial
Officer

Anthony Leiker (9)        2002  270,263     7,500    -            0           0    1,273
President, eBioCare.com   2001  259,615         0    -            0     200,000        0

-----------------------------------------------------------------------------------------


(1) Amounts shown for 2002 represent discretionary bonuses awarded with respect to particular achievements during 2002. Bonuses to be paid with respect to 2002 under the Company's Incentive Compensation Plan have not yet been determined. The Company anticipates that they will be determined by March 1, 2003. Amounts shown for 2000 and 2001 represent awards under the Company's Incentive Compensation Plan for the fiscal year indicated. All such awards are actually paid in the fiscal year immediately following the year for which the award is made.

(2) Amounts paid did not exceed the lesser of $50,000 or ten percent (10%) of salary and bonus for any of the named individuals.

(3) The number of shares of restricted stock awarded were as follows: Mr. Prior 10,000 shares in 2001; Mr. Tella 5,000 shares in 2001. The value of such shares is calculated using the closing price for the Company's Common Stock on the date of the award (i.e., $8.68 for 2001 awards). As of December 31, 2002, an aggregate of 43,000 shares of restricted stock were held by the named executive officers with an aggregate value of $741,750 based on the closing price on that date. One third of the shares covered by these restricted stock awards vest after one year with the balance of each award vesting thereafter in equal installments at the end of the eight successive three-month periods following the initial vesting date. The recipients of these restricted stock awards are entitled to receive any dividends declared with respect to the restricted shares.

(4) All amounts represent Company matching contributions to 401(k) plan. Matching contributions for the fourth quarter of 2002 have not yet been determined.

(5) Mr. Feshbach was hired as Interim Chief Executive Officer of the Company in March 2002 and was hired as Chief Executive Officer of the Company in July 2002.

(6) Mr. Blackford was hired as Chief Executive Officer of the Company in September 2001. Mr. Blackford was given notice of termination of his employment in March 2002, effective in April 2002.

(7)  Ms. Lanis was hired as an executive officer in June 2001.

(8)  Mr. Axmacher became an executive officer in March 2001.

(9)  Mr. Leiker became an executive officer in March 2001.


Stock Option Tables

      The following tables summarize stock option grants and exercises during Fiscal 2002 to or by the named executive officers, and the value of the options held by such persons at the end of Fiscal 2002.

                          Option Grants in Fiscal 2002
---------------------------------------------------------------------------------------------
                                                                  Potential Realizable Value
                                                                  at Assumed Annual Rates
                                                                  of Stock Price
                                                                  Appreciation
                             Individual Grants                    for Option Term
---------------------------------------------------------------------------------------------
                              % of
                  Number of   Total
                  Securities  Options
                  Underlying  Granted to
                  Options     Employees   Exercise
                  Granted     in Fiscal   Price     Expiration
 Name             (#)(1)      Year        ($/Sh)    Date             5% ($)     10% ($)

---------------------------------------------------------------------------------------------
Mr. Feshbach      50,000(2)    2.2%       9.69      3/19/2012        305,235      770,355
                 300,000(3)   13.1%      14.08      6/05/2012      2,661,120    6,716,160

Mr. Blackford          0         -           -              -              -            -

Mr. Prior              0         -           -              -              -            -

Mr. Tella        100,000       4.4%       9.25      3/13/2012        582,750    1,470,750

Ms. Lanis         75,000       3.3%      19.55      1/18/2012        923,738    2,331,338
                   5,000       0.2%       9.25      3/14/2012         29,138       73,538
                  20,000       0.9%      12.05      4/23/2012        151,830      383,190

Mr. Axmacher      25,000       1.1%      17.15      1/10/2012        270,113      681,713

Mr. Leiker             0         -           -              -              -            -

---------------------------------------------------------------------------------------------


(1) Except as otherwise noted, the options become exercisable after one year with respect to one-third of the shares with the balance of the shares becoming exercisable in equal installments on the last day of each of the eight successive three-month periods following the initial exercisability date.

(2) Represents options awarded to Mr. Feshbach at the commencement of his employment as the Company's Interim Chief Executive Officer.

(3) Represents options awarded to Mr. Feshbach at the commencement of his employment as the Company's Chief Executive Officer. These options became exercisable as to one-fifth immediately, one-fifth after one year and thereafter in equal installments at the end of the next eight successive three-month periods.


                        Option Exercises in Fiscal 2002
                                     and
                         Value at End of Fiscal 2002

-----------------------------------------------------------------------------------------------------

                                            Number of Securities
                                            Underlying Unexercised       Value of Unexercised
                                            Options at                   In-the Money Options at
                   Shares
                   Acquired     Value       Fiscal Year End (#)          Fiscal Year End ($)
                   On Exercise  Realized    Exercisable/Unexercisable    Exercisable/Unexercisable (1)
Name               (#)          ($)


------------------------------------------------------------------------------------------------------

Mr. Feshbach      49,559         575,029        121,987 / 315,509            910,167 / 1,437,335

Mr. Blackford     100,000(2)     840,000             0 /       0              0  / 0

Mr. Prior         118,500      1,293,188        102,483 / 101,268            816,807 / 482,134


Mr. Tella         100,447      1,120,257         54,323 / 121,680            483,936 / 1,054,007


Ms. Lanis           5,000        (11,500)        20,835 / 124,165            231,685 / 307,315


Mr. Axmacher       24,000        284,256         43,618 /  37,007            303,813 / 142,518


Mr. Leiker         66,666        769,992              0 / 133,334            0 / 1,540,008


-----------------------------------------------------------------------------------------------------


(1) Calculation is based on the difference between the closing price of the Common Stock on December 31, 2002 and the exercise price of the options for each optionee.

(2) The shares acquired by Mr. Blackford in this exercise were subject to a condition, which was not satisfied due to his departure from the Company in March 2002.


Employment and Other Agreements

      On July 24, 2002, Mr. Feshbach entered into an employment agreement with the Company. Under the employment agreement, Mr. Feshbach receives an annual salary of $400,000 and is entitled to participate in any incentive compensation program in effect from time to time for executives of the Company. The salary under the employment agreement is subject to annual review and increase by the Compensation Committee. The employment agreement has an initial term of one year and renews automatically for additional one-year periods unless notice of termination is given at least three months prior to renewal. The Company may terminate the employment agreement at any time with or without cause upon 30 days' prior written notice to Mr. Feshbach, and Mr. Feshbach may terminate the employment agreement at any time upon 30 days' prior written notice to the Company. In the event the Company terminates the employment agreement without cause prior to a change of control (defined below) or elects not to renew, Mr. Feshbach will be entitled to receive a lump sum severance payment equal to Mr. Feshbach's then current base salary plus the arithmetic average of payments made to Mr. Feshbach pursuant to the Company's Executive Bonus Compensation Program with respect to the three years immediately preceding the fiscal year in which the date of termination occurs (or, if Mr. Feshbach has not been employed by the Company for three fiscal years prior to such termination, then the arithmetic average of the annual bonus payments made to Mr. Feshbach for the fiscal year(s) during which Mr. Feshbach was employed by the Company). In addition, to the extent not otherwise required under the Company's stock option plan, any unvested stock option awards that would have vested during the twelve-month period following the date of termination shall vest and become immediately exercisable in full. If the employment agreement is terminated (or not renewed) by the Company without cause or by Mr. Feshbach for good reason during the twelve-month period immediately following a change in control (or is terminated or not renewed prior to a change in control at the request or insistence of any person in connection with a change in control), Mr. Feshbach shall be entitled to a lump sum severance payment equal to the product of two times the sum of the then current annual base salary plus the arithmetic average of payments made to Mr. Feshbach pursuant to the Company's Executive Bonus Compensation Program with respect to the three fiscal years immediately preceding the fiscal year in which the date of termination occurs (or, if Mr. Feshbach has not been employed by the Company for three fiscal years prior to such termination, then the arithmetic average of the annual bonus payments made to Mr. Feshbach for the fiscal year(s) during which Mr. Feshbach was employed by the Company). In addition, to the extent not otherwise required under the Company's stock option plan any unvested stock option awards shall vest and become immediately exercisable in full. The employment agreement also restricts Mr. Feshbach from competing with the Company under certain circumstances during his employment with the Company and for a period of two years thereafter.

      On September 17, 2001, the Company entered into an employment agreement with Mr. Blackford. Under the employment agreement, Mr. Blackford was entitled to receive an annual base salary of $350,000 and to participate in any incentive compensation program in effect from time to time for executives of the Company. In addition, the Company agreed to grant Mr. Blackford options for the purchase of 380,000 shares of the Company's common stock. The employment agreement had an initial term of one year and renewed automatically for additional one-year periods unless notice of termination was given at least three months prior to renewal. The Company could terminate the employment agreement at any time with or without cause upon 30 days' prior written notice to Mr. Blackford, and Mr. Blackford could terminate the employment agreement at any time upon 60 days' prior written notice to the Company. In the event the Company terminated (or elected not to renew) the employment agreement without cause, or in the event Mr. Blackford terminated the agreement due to a breach by the Company, prior to a change of control, Mr. Blackford would be entitled to receive a lump sum severance payment equal to Mr. Blackford's then current base salary plus, subject to certain conditions, an amount equal to between 25% and 50% of his then current base salary. If the employment agreement was terminated (or not renewed) by the Company or by Mr. Blackford, for any reason, during the period following a change in control, Mr. Blackford would be entitled to a lump sum severance payment equal to the product of two times the sum of the then current annual base salary plus, subject to certain conditions, an amount equal to between 25% and 50% of his then current base salary. In addition, to the extent not otherwise required under the Company's stock option plan or any award agreement with Mr. Blackford, any unvested stock option awards would vest and become immediately exercisable in full after a change in control. Mr. Blackford's employment with the Company was terminated in March 2002. To date, no termination or severance payments have been made to Mr. Blackford.

      On September 1, 1997, the Company entered into an amended and restated employment agreement with Mr. Prior. Under the employment agreement, Mr. Prior initially received an annual base salary of $175,000 and is entitled to participate in any incentive compensation program in effect from time to time for executives of the Company. The salary under the employment agreement is subject to annual review and increase by the Compensation Committee. The employment agreement has an initial term of one year and renews automatically for additional one-year periods unless notice of termination is given at least three months prior to renewal. The Company may terminate the employment agreement at any time with or without cause upon 30 days' prior written notice to Mr. Prior, and Mr. Prior may terminate the employment agreement at any time upon 30 days' prior written notice to the Company. In the event the Company terminates the employment agreement without cause prior to a change of control (defined below) or elects not to renew, Mr. Prior will be entitled to receive a lump sum severance payment equal to Mr. Prior's then current base salary plus the arithmetic average of payments made to Mr. Prior pursuant to the Company's Executive Bonus Compensation Program with respect to the three years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan, any unvested stock option awards that would have vested during the twelve-month period following the date of termination shall vest and become immediately exercisable in full. If the employment agreement is terminated (or not renewed) by the Company without cause or by Mr. Prior for good reason during the twelve-month period immediately following a change in control (or is terminated or not renewed prior to a change in control at the request or insistence of any person in connection with a change in control), Mr. Prior shall be entitled to a lump sum severance payment equal to the product of two times the sum of the then current annual base salary plus the arithmetic average of payments made to Mr. Prior pursuant to the Company's Executive Bonus Compensation Program with respect to the three fiscal years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's Stock Option Plan, any unvested stock option awards shall vest and become immediately exercisable in full. The employment agreement also restricts Mr. Prior from competing with the Company under certain circumstances during his employment with the Company and for a period of two years thereafter.

      On June 1, 1999, Mr. Tella was promoted to Senior Vice President - Corporate Development and Technical Services and entered into an amended and restated employment agreement with the Company. Under the employment agreement, Mr. Tella initially received an annual salary of $165,000 and is entitled to participate in any incentive compensation program in effect from time to time for executives of the Company. The salary under the employment agreement is subject to annual review and increase by the Compensation Committee. The employment agreement has an initial term of one year and renews automatically for additional one-year periods unless notice of termination is given at least three months prior to renewal. The Company may terminate the employment agreement at any time with or without cause upon 30 days' prior written notice to Mr. Tella, and Mr. Tella may terminate the employment agreement at any time upon 30 days' prior written notice to the Company. In the event the Company terminates the employment agreement without cause prior to a change of control (defined below) or elects not to renew, Mr. Tella will be entitled to receive a lump sum severance payment equal to Mr. Tella's then current base salary plus the arithmetic average of payments made to Mr. Tella pursuant to the Company's Executive Bonus Compensation Program with respect to the three years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan, any unvested stock option awards that would have vested during the twelve-month period following the date of termination shall vest and become immediately exercisable in full. If the employment agreement is terminated (or not renewed) by the Company without cause or by Mr. Tella for good reason during the twelve-month period immediately following a change in control (or is terminated or not renewed prior to a change in control at the request or insistence of any person in connection with a change in control), Mr. Tella shall be entitled to a lump sum severance payment equal to the product of two times the sum of the then current annual base salary plus the arithmetic average of payments made to Mr. Tella pursuant to the Company's Executive Bonus Compensation Program with respect to the three fiscal years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan any unvested stock option awards shall vest and become immediately exercisable in full. The employment agreement also restricts Mr. Tella from competing with the Company under certain circumstances during his employment with the Company and for a period of two years thereafter.

      On June 25, 2001, the Company entered into an employment agreement with Ms. Lanis. Under the employment agreement, Ms. Lanis received a one-time signing bonus of $15,000 and an annual salary of $200,000, and is entitled to participate in any incentive compensation program in effect from time to time for executives of the Company. The salary under the employment agreement is subject to annual review and increase by the Compensation Committee. The employment agreement has an initial term of one year and renews automatically for additional one-year periods unless notice of termination is given at least three months prior to renewal. The Company may terminate the employment agreement at any time with or without cause upon 30 days' prior written notice to Ms. Lanis and Ms. Lanis may terminate the employment agreement at any time upon 30 days' prior written notice to the Company. In the event the Company terminates, or elects not to renew, the employment agreement without cause prior to a change of control, Ms. Lanis will be entitled to receive a lump sum severance payment equal to Ms. Lanis's then current base salary plus the arithmetic average of payments made to Ms. Lanis pursuant to the Company's Executive Bonus Compensation Program with respect to the three years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan, any unvested stock option awards that would have vested during the twelve-month period following the date of termination shall vest and become immediately exercisable in full. If the employment agreement is terminated (or not renewed) by the Company without cause or by Ms. Lanis for good reason during the twelve-month period immediately following a change in control (or is terminated or not renewed prior to a change in control at the request or insistence of any person in connection with a change in control), Ms. Lanis shall be entitled to a lump sum severance payment equal to the product of two times the sum of the then current annual base salary plus the arithmetic average of payments made to Ms. Lanis pursuant to the Company's Executive Bonus Compensation Program with respect to the three fiscal years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan any unvested stock option awards shall vest and become immediately exercisable in full. The employment agreement also restricts Ms. Lanis from competing with the Company under certain circumstances during his employment with the Company and for a period of two years thereafter.

      On March 13, 2002, in connection with his promotion to Senior Vice President - Finance and Chief Financial Officer, the Company entered into an employment agreement with Mr. Axmacher. Under the employment agreement, Mr. Axmacher receives an annual salary of $175,000 and is entitled to participate in any incentive compensation program in effect from time to time for executives of the Company. The salary under the employment agreement is subject to annual review and increase by the Compensation Committee. The employment agreement has an initial term of one year and renews automatically for additional one-year periods unless notice of termination is given at least three months prior to renewal. The Company may terminate the employment agreement at any time with or without cause upon 30 days' prior written notice to Mr. Axmacher and Mr. Axmacher may terminate the employment agreement at any time upon 30 days' prior written notice to the Company. In the event the Company terminates, or elects not to renew, the employment agreement without cause prior to a change of control, Mr. Axmacher will be entitled to receive a lump sum severance payment equal to Mr. Axmacher's then current base salary plus the arithmetic average of payments made to Mr. Axmacher pursuant to the Company's Executive Bonus Compensation Program with respect to the three years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan, any unvested stock option awards that would have vested during the twelve-month period following the date of termination shall vest and become immediately exercisable in full. If the employment agreement is terminated (or not renewed) by the Company without cause or by Mr. Axmacher for good reason during the twelve-month period immediately following a change in control (or is terminated or not renewed prior to a change in control at the request or insistence of any person in connection with a change in control), Mr. Axmacher shall be entitled to a lump sum severance payment equal to the product of two times the sum of the then current annual base salary plus the arithmetic average of payments made to Mr. Axmacher pursuant to the Company's Executive Bonus Compensation Program with respect to the three fiscal years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan any unvested stock option awards shall vest and become immediately exercisable in full. The employment agreement also restricts Mr. Axmacher from competing with the Company under certain circumstances during his employment with the Company and for a period of two years thereafter.

      In connection with the acquisition of eBioCare.com, Inc. in March 2001, Mr. Leiker entered into an employment agreement with the Company. Under the employment agreement, Mr. Leiker initially received an annual salary of $270,000 and is entitled to participate in any incentive compensation program in effect from time to time for executives of the Company. The salary under the employment agreement is subject to annual review and increase by the Compensation Committee. The employment agreement has an initial term of three years and renews automatically for additional one-year periods unless notice of termination is given at least three months prior to renewal. The Company may terminate the employment agreement at any time, if such termination is for cause, or, if for any reason other than for cause, upon 30 days' prior written notice to Mr. Leiker, and Mr. Leiker may terminate the employment agreement at any time without notice or, if the termination is for good reason, upon 60 days' prior written notice to the Company. In the event the Company terminates the employment agreement without cause, or elects not to renew, prior to a change of control, Mr. Leiker will be entitled to receive a lump sum severance payment equal to Mr. Leiker's then current base salary plus the arithmetic average of payments made to Mr. Leiker pursuant to the Company's Executive Bonus Compensation Program with respect to the three years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan, any unvested stock option awards that would have vested during the twelve-month period following the date of termination shall vest and become immediately exercisable in full. If the employment agreement is terminated, or not renewed, by the Company without cause or by Mr. Leiker for good reason during the twelve-month period immediately following a change in control (or is terminated or not renewed prior to a change in control at the request or insistence of any person in connection with a change in control), Mr. Leiker shall be entitled to a lump sum severance payment equal to the product of two times the sum of the then current annual base salary plus the arithmetic average of payments made to Mr. Leiker pursuant to the Company's Executive Bonus Compensation Program with respect to the three fiscal years immediately preceding the fiscal year in which the date of termination occurs. In addition, to the extent not otherwise required under the Company's stock option plan any unvested stock option awards shall vest and become immediately exercisable in full. The employment agreement also restricts Mr. Leiker from competing with the Company under certain circumstances during his employment with the Company and for a period of two years thereafter.

      The options held by the executive officers of the Company provide for the acceleration of vesting of the options upon a change in control of the Company. For the purpose of these options, the term "change in control" includes (i) a sale of substantially all of the Company's assets; (ii) the acquisition of more than 50% of the outstanding Common Stock; (iii) a reorganization of the Company in which the holders of Common Stock of the Company receive stock in another company; (iv) a merger of the Company with another company in which there is a 50% or greater change in the ownership of the Common Stock of the Company as a result of such merger; (v) any other transaction in which the Company (other than as the parent corporation) is consolidated for federal income tax purposes or is eligible to be consolidated for federal income tax purposes with another corporation; (vi) in the event that the Common Stock is traded on an established securities market, a public announcement that any person has acquired or has the right to acquire beneficial ownership of 50% or more of the then outstanding Common Stock, or the commencement of or public announcement of an intention to make a tender offer or exchange offer for 50% or more of the then outstanding Common Stock; (vii) a change in the members of the Board of Directors such that a majority of the Board of Directors was not recommended by the Board of Directors for election by the shareholder; (viii) and any other transaction in which there is a sufficient change in the share ownership of the Company to change the effective control of the Company.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CURATIVE HEALTH SERVICES, INC.


Date:  February 14, 2003            By  /s/ Thomas Axmacher
                                            ------------------
                                            Thomas Axmacher
                                            Chief Financial Officer